UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2024

OptimizeRx Corporation

(Exact name of registrant as specified in charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Charles Street, Suite 302, Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2024, at the OptimizeRx Corporation (the “Company”) 2024 Annual Meeting of Stockholders (“Annual Meeting”) stockholders approved an amendment (the “Amendment”) to the OptimizeRx Corporation 2021 Equity Incentive Plan (the “Equity Plan”) to increase the number of shares of common stock available for awards under the Equity Plan by 1,950,000 shares to 4,450,000 shares. A summary of the material terms of the 2021 Plan is incorporated herein by reference from pages 43-51 of the Company’s proxy statement for the Annual Meeting, as filed with the SEC on April 29, 2024 (the “Proxy Statement”). The Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2024 Annual Meeting was held on June 5, 2024. During the Annual Meeting, stockholders were asked to consider and vote upon four proposals: (1) to elect six directors, each to serve for a term that expires at the next annual meeting of stockholders and until their successor has been elected and qualified or until their earlier death, resignation or removal; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (3) to approve the Amendment to the Equity Plan to increase the aggregate number of shares of common stock available for awards under the Equity Plan by 1,950,000 shares; and (4) to ratify UHY LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year.

On the record date of April 11, 2024, there were 18,183,914 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. For each proposal, the results of the stockholder voting were as follows:

1.	The following nominees were each elected to serve as director for a term that expires at the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William J. Febbo	13,303,897	259,769	1,966,973
Lynn O’Connor Vos	10,828,860	2,734,806	1,966,973
James Lang	10,364,595	3,199,071	1,966,973
Patrick Spangler	11,108,503	2,455,163	1,966,973
Gregory D. Wasson	12,800,662	763,004	1,966,973
Catherine D. Klema	13,107,201	456,465	1,966,973

2.	The compensation of the Company’s named executive officers was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
8,790,190	4,676,450	97,026	1,966,973

3.	The amendment to the OptimizeRx 2021 Equity Incentive Plan to increase the aggregate number of shares of common stock available for awards under the Equity Plan by 1,950,000 shares was approved based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Votes
10,129247	3,425,566	8,853	1,966,973

4.	UHY LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year was ratified based upon the following votes:

Votes in Favor	Votes Against	Abstain
13,628,263	24,012	1,878,364

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the OptimizeRx 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: June 7, 2024	By:	/s/ Marion Odence-Ford
	Name:	Marion Odence-Ford
	Title:	General Counsel

3